Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                  }      CASE NUMBER
                                        }      02-10835
                                        }
The NewPower Company, et. al.           }      JUDGE        W. Homer Drake, Jr.
                                        }
DEBTORS                                 }      CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 6/30/06 To 7/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                      Paul Ferdinands
                                      ----------------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

P.O. Box 17296                        191 Peachtree St.
Stamford, Ct 06907                    Atlanta, GA 30303 Tel:
(203) 329-8412                        Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                         Post Petition
                                                                    Totals
For Period from June 30, 2006 - July 31, 2006

Opening Cash Balance -5/31/06                                  $    50,948

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                  45
--------------------------------------------------------
Total Inflows                                        45
-------------------------------------------------------------------------------------------------
                                                                  Distribution of Outflows
Outflows:                                                      NewPower            The NewPower
Post Petition:                                              Holdings, Inc.            Company
                                                            --------------            -------
Professionals - Bankruptcy                          204                    204
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)                  0                      0
Payroll (inlcuding tax payments & fees)              11                     11
T&E Reimbursements
State Tax Payments
Distribution to Equity
-------------------------------------------------------------------------------------------------
Total Outflows                                      215                    215
-------------------------------------------------------------------------------------------------

--------------------------------------------------------
Net Cash Flows                                     (170)
--------------------------------------------------------

                                              ----------
Closing Cash Balance                           $ 50,778
==============================================----------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                    34,773

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30, 2006 - July 31, 2006
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 6/30/06 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                                -------------

End of Month Balance - Gross                        $ 13,476 (per 7/31/06 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                -------------

End of Month Balance - Net of Allowance                  $ -
                                                =============

      Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



             AR Aging for Post Petition Receivables

              Current     > 30 days    > 60 days      Total
            ----------------------------------------------------

                     $ -          $ -       $ 111         $ 111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30, 2006 - July 31, 2006
Amounts in $000's


See attached System Generated A/P reports as of 7/31/2006 (Attachments 2A and
2B).


Beginning of Period Balance                         $ 166 (per 6/30/06 G/L)
PLUS:  New Indebtedness Incurred                       89
LESS:  Amounts Paid on A/P                            (91)
                                             -------------

End of Month Balance                                $ 164 (per 7/31/06 G/L)
                                             =============

                                           The New Poeer Company                               Exhibit 2A
                                           Vendor Balance Detail
                                            As of July 31, 2006

                                                 Type            Date           Amount         Balance
                                             --------------   ------------   -------------   ------------
King and Spalding                                                                                   0.00
                                             Bill              07/04/2006       12,789.10      12,789.10
                                             Bill Pmt -Check   07/04/2006      -12,789.10           0.00
                                                                             -------------   ------------
Total King and Spalding                                                              0.00           0.00
Mellon Investors Services, LLC                                                                      0.00
                                             Bill              07/04/2006        1,376.42       1,376.42
                                             Bill Pmt -Check   07/04/2006       -1,376.42           0.00
                                                                             -------------   ------------
Total Mellon Investors Services, LLC                                                 0.00           0.00
Parker, Hudson, Rainer & Dobbs                                                                      0.00
                                             Bill              07/04/2006       70,826.91      70,826.91
                                             Bill              07/04/2006       54,114.74     124,941.65
                                             Bill Pmt -Check   07/04/2006     -124,941.65           0.00
                                                                             -------------   ------------
Total Parker, Hudson, Rainer & Dobbs                                                 0.00           0.00
Poorman-Douglas Corporation                                                                         0.00
                                             Bill              07/04/2006          877.26         877.26
                                             Bill Pmt -Check   07/04/2006         -877.26           0.00
                                                                             -------------   ------------
Total Poorman-Douglas Corporation                                                    0.00           0.00
SBC                                                                                                 0.00
                                             Bill              07/04/2006          129.09         129.09
                                             Bill Pmt -Check   07/04/2006         -129.09           0.00
                                                                             -------------   ------------
Total SBC                                                                            0.00           0.00
Sidley Austin Brown & Wood                                                                          0.00
                                             Bill              07/04/2006       64,245.26      64,245.26
                                             Bill Pmt -Check   07/04/2006      -64,245.26           0.00
                                                                             -------------   ------------
Total Sidley Austin Brown & Wood                                                     0.00           0.00
                                                                             -------------   ------------
                                                                                     0.00           0.00
                                                                             =============   ============

Total

                             The New Poeer Company                   Exhibit 2B
                              Unpaid Bills Detail
                              As of July 31, 2006

                                                       Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                               2,293.82
                                                    ----------------
                                                         160,672.99
                                                    ----------------
TOTAL                                                    160,672.99
                                                    ================

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report For Period from June 30, 2006 - July 31, 2006 Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 6/30/06 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                            $      - (per 7/31/06 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                   $      -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $       21,111.27
Total Deposits            $    1,002,670.00  Transfer from Money Market Account
Total Payments            $      211,340.00
Closing Balance           $      812,441.27
Service Charges           $          242.03

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   7/01/2006-7/31/2006

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance         $   16,277,571.50
Total Deposits            $       13,137.68
Total Payments            $    1,003,969.76   Payroll Taxes & Transfer to
Closing Balance           $   15,286,739.42   Concentration Account
Service Charges           $             -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :                 NewPower Holdings Inc.
Case # :                         02-10835
Reporting Period:                7/01/2006-7/31/2006

Name of Bank:                    JP Morgan Chase
Branch:                          New York ABA # 021000021
Account Name:                    The New Power Company Reserve Account
Account Number:
Purpose of Account:              Reserve for Shareholder Distributions

Beginning Balance         $   34,743,979.49
Total Deposits            $       29,508.59
Total Payments
Closing Balance           $   34,773,488.08
Service Charges           $             -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

January 2006 Interest     $       19,102.57
February 2006 Interest    $       17,263.46
March 2006 Interest       $       19,122.65
April 2006 Interest       $       27,821.49
May 2006 Interest         $       29,459.33
June 2006 Interest        $       28,533.24
July 2006 Interest        $       29,508.59
Interest Calculations:

                                Shares          Distribution      2004 Int.     2005 Int.
Lana Pai                          1,032,000        608,880.00        729.73       3,944.28
Enron Energy Services             8,650,400      5,103,736.00      6,116.75      33,061.61
Cortez Energy Services            5,000,000      2,950,000.00      3,535.53      19,109.87
McGarrett I,  LLC                 6,766,400      3,653,856.00      4,379.09      23,669.40
McGarrett II,  LLC                8,458,200      4,567,428.00      5,473.99      29,587.45
McGarrett III, LLC                2,791,800      1,507,572.00      1,806.80       9,765.94

Surfboards & Co.- warrants        5,404,800      2,918,592.00      3,497.89      18,906.41
EES Warrant Trust - warrants     24,117,800     13,023,612.00     15,608.59      84,365.96
Ari Benacerraf- options              10,000          5,400.00          6.47          34.98

                                            -----------------------------------------------
                                 62,231,400     34,339,076.00     41,154.84     222,445.89


                               Q1 2006         Q2 2006         Jul-06          Balance
Lana Pai                          961.94        1,423.08         489.35         616,428.37
Enron Energy Services           8,063.12       11,928.48       4,101.81       5,167,007.76
Cortez Energy Services          4,660.55        6,894.76       2,370.88       2,986,571.58
McGarrett I,  LLC               5,948.73        9,330.53       3,208.46       3,700,392.22
McGarrett II,  LLC              7,436.09       11,663.44       4,010.67       4,625,599.64
McGarrett III, LLC              2,454.43        3,849.76       1,323.80       1,526,772.73

Surfboards & Co.- warrants      4,751.67        7,452.96       2,562.82       2,955,763.75
EES Warrant Trust - warrants   21,203.35       33,257.27      11,436.06      13,189,483.24
Ari Benacerraf- options             8.81           13.79           4.74           5,468.80

                              -------------------------------------------------------------
                               55,488.70       85,814.06      29,508.59      34,773,488.08

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $211,098.41
Total Payments                    $211,098.41
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                 200915
Last Check issued this Period                  200922
Total # of checks issued this Period                8

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 6 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
                    Purpose of Account: CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges               $             -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2006-7/31/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                             The New Power Company                   Exhibit 5
                                 Check Detail
                                  July 2006


   Num          Date                          Name                       Paid Amount       Original Amount
----------   ------------   -----------------------------------------   ---------------   -------------------
200915        07/04/2006    SBC                                                                       129.09
200916        07/04/2006    Mellon Investors Services, LLC                                          1,376.42
200917        07/04/2006    Poorman-Douglas Corporation                                               877.26
200918        07/04/2006    Sidley Austin Brown & Wood                                             64,245.26
200919        07/04/2006    King and Spalding                                                      12,789.10
200920        07/04/2006    Parker, Hudson, Rainer & Dobbs                                        124,941.65
Wire          07/10/2006    United States Treasury                                                  3,969.76
200921        07/10/2006    CT Commissioner of Revenue Services                                     1,512.48
200922        07/14/2006    M. Patricia Foster                                                      3,369.82

                                                                   Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30, 2006 - July 31, 2006 Amounts in $000's

Taxes Paid During the Month
---------------------------


Employment Taxes                                                   7.7




Taxes Owed and Due
------------------

Payroll Tax Liability                                              2.3

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from June 30, 2006 - July 31, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full Time  Part Time
# of Employees at beginning of period                                      1
# hired during the period                                      -           -
# terminated/resigned during period                            -           -
                                                     ------------------------
# employees on payroll - end of period                         0           1
                                                     ========================

# of employees on temporary consulting assignments                         0

Confirmation of Insurance

See supplemental attachment.*



*Omitted.

                                                                 Attachment 7B
                                                                 (Supplemental

                                             Payments made to insiders 7/01/06 7/31/06
Payments are in gross amts

                                  Title                     Amount           Date           Type
FOSTER, MARY                      President & CEO          $      5,208.33      7/15/2006 Salary for pay period 7/01 - 7/15
                                                           $      5,208.33      7/31/2006 Salary for pay period 7/16 -7/31


                                                           ----------------

                                                           $     10,416.67
                                                           ================

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30, 2006 - July 31, 2006